                              AMENDED SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


FILED BY THE REGISTRANT [X]
FILED BY PARTY OTHER THAN THE REGISTRANT  [ ]

CHECK THE APPROPRIATE BOX:
[ ]    PRELIMINARY PROXY STATEMENT
[X]    DEFINITIVE PROXY STATEMENT
[ ]    DEFINITIVE ADDITIONAL MATERIALS
[ ]    SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12


                             PRIMELINK SYSTEMS, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                               JAMES M. SCHNEIDER
--------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[ ]    $125 PER EXCHANGE ACT RULE 0-11(C)(1)(II), 14A-6(I)(1) OR 14A-6J(2)
[ ] $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE 14A-6(I)(3)
[ ]    FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(45) AND 0-11
[X]    NO FEE REQUIRED

(1)    TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------
(2)    AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

--------------------------------------------------------------------------------
(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:

--------------------------------------------------------------------------------
(4)    PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------
[ ]    CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE
       ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING
       FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)    AMOUNT PREVIOUSLY PAID:

--------------------------------------------------------------------------------
(2)    FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

--------------------------------------------------------------------------------
(3)    FILING PARTY:

--------------------------------------------------------------------------------
(4)    DATE FILED:

--------------------------------------------------------------------------------

                             PRIMELINK SYSTEMS, INC.
                               10135 HEREFORD ROAD
                             FOLSOM, LOUISIANA 70437

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 2001


TO THE STOCKHOLDERS OF PRIMELINK SYSTEMS, INC.

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of PrimeLink Systems, Inc., a Delaware corporation (the "Company"), has been changed, and will now be held at the Holiday Inn, 501 N. Highway 190, Covington, Louisiana 70433, on September 14, 2001 at 2:00 P.M., Local Time, or at any and all adjournments thereof, for the following purposes:


     1. To elect four (4) directors to our Board of Directors to hold office until the Company's 2002 Annual Meeting of Stockholders or until their successors have been elected and qualified;

     2. To ratify the appointment of LaPorte, Sehrt, Romig and Hand, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2001;

     3. To approve an amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of the Company's common stock from 10,000,000 shares to 20,000,000 shares; and

     4. To transact such other business as may properly come before the meeting or any adjournment.

     The Proxy Statement dated August 27, 2001 is attached.

     Our Board of Directors has fixed the close of business on July 16, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Stockholders who do not expect to be present at the meeting are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States.

                                             BY ORDER OF THE BOARD OF DIRECTORS,


                                             /s/ Bob Clemons
                                             -----------------------------------
                                               Bob Clemons, Secretary
                                               Folsom, Louisiana
                                               August 27, 2001


     THIS IS AN IMPORTANT MEETING, AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT THEIR EARLIEST CONVENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                             PRIMELINK SYSTEMS, INC.
                               10135 HEREFORD ROAD
                             FOLSOM, LOUISIANA 70437

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of Primelink Systems, Inc., a Delaware corporation ("Us" or "We"), of proxies for use at the 2001 Annual Meeting of Stockholders ("Annual Meeting") to be held at the Holiday Inn, 501 N. Highway 190, Covington, Louisiana 70433, on September 14, 2001 at 2:00 P.M., Local Time, or at any and all adjournments of the Annual Meeting. We will pay the cost of this solicitation. Our directors, officers and employees may solicit proxies by telephone, telegraph, electronic mail or personal interview. The approximate date of mailing of this Proxy Statement and form of Proxy will be August 29th, 2001. Our principal offices are located at 10135 Hereford Road, Folsom, Louisiana 70437.

                       OUTSTANDING STOCK AND VOTING RIGHTS

     In accordance with our By-Laws, our Board of Directors has fixed the close of business on July 16, 2001 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on that date will be entitled to vote. A stockholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders at any time before it is voted. Unless authority is withheld in writing, proxies which are properly executed will be voted for the proposals thereon. Although a stockholder may have given a proxy, such stockholder may nevertheless attend the meeting, revoke the proxy and vote in person. The election of the directors nominated requires the affirmative vote of a plurality of the shares of our Common Stock voting at the Annual Meeting in person or by proxy. The ratification of the appointment of our auditors will require the affirmative vote of a majority of the shares of our Common Stock voting at the Annual Meeting in person or by proxy. The approval of the amendment to our Certificate of Incorporation increasing our authorized shares of Common Stock will require the affirmative vote of a majority of the shares of our Common Stock issued and outstanding, in person or by proxy.

     As of July 16, 2001, the record date for determining our stockholders entitled to vote at the Annual Meeting, 6,381,546 shares of the Common Stock, $.001 par value ("Common Stock"), were issued and outstanding. Each share of Common Stock outstanding entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock outstanding as of the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will have no effect for the election of directors or the ratification of our auditors, but will have the effect of a vote against the increase in our authorized shares of Common Stock.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table describes certain information regarding certain individuals who beneficially owned our Common Stock on July 16, 2001. In general, a person is considered a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of such security. A person is also considered to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within sixty (60) days. Except as otherwise indicated, the address of each beneficial owner is 10135 Hereford Road, Folsom, Louisiana 70437

     The individuals included in the following table are:

     (1)  people who we know beneficially own over 5% of our Common Stock;

     (2)  each of our executive officers and directors; and

     (3)  all executive officers and directors as a group.

     At July 16, 2001, we had 6,381,546 shares of Common Stock outstanding.


Name and Address                                                  Beneficial        Percent of
Of Beneficial Owner                                                Ownership         Class(1)
-------------------                                                ---------         --------
John R. Wade (2)...................................                1,044,342            16.37%
Bob R. Clemons (3).................................                  518,505             8.13%
Walter Reid Green, Jr (4)..........................                   81,200             1.27%
Michael D. English (5).............................                        0             0.00%
Danny J. Majors (6)................................                  400,000             6.27%

All Officers & Directors
   as a Group (5 persons)..........................                2,044,047            32.04%
------------------

(1)      Based on 6,381,546 shares of Common Stock outstanding as of July 16, 2001.
(2)      Dr. Wade is our Chairman of the Board, President and Chief Executive Officer.
(3)      Mr. Clemons is the Executive Vice President, Secretary and a director of the Company.
(4)      Mr. Green is the Chief Financial Officer, Treasurer, and a director of the Company.
(5)      Mr. English is the Chief Operating Officer of the Company.
(6)      Mr. Majors is Vice President Construction Marketing and a director of the Company.


                      SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than ten (10%) stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representation that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) beneficial owners were timely filed.

                                 I. PROPOSAL ONE

                              ELECTION OF DIRECTORS

     A Board of four (4) directors is to be elected at the Annual Meeting. The Company's By-laws provide that the number of directors constituting the Board may be changed by action of the stockholders or of the Board of Directors, so long as the number is not less than one. Three of the four nominees currently serve on the Board of Directors. In the event any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. Our Board of Directors is responsible for our overall affairs.

     The following table sets forth the names of the nominees, their current positions with us, the year in which they became directors and other related information. Executive officers are elected annually and, except to the extent governed by employment contracts, serve at the discretion of the Board of Directors.


NOMINEES FOR ELECTION
---------------------

                                            Position with                         Served as
Name                             Age        the Company                           Director Since
----                             ---        -----------                           --------------
John R. Wade                     49         Chairman, President,
                                            CEO and Director                         1989
Bobbie R. Clemons                59         Executive Vice President,
                                            Secretary and Director                   1989
Walter Reid Green, Jr.           42         CFO, Treasurer and
                                            Director                                 1993
Michael D. English               54         Chief Operating Officer                   --



     JOHN R. WADE, D.V.M. has served as Chairman of the Board and a director of the Company since its organization in February 1989 and President since February 1991. Dr. Wade graduated from the School of Veterinary Medicine at Louisiana State University in June 1980. Since that time he has owned and managed several profitable veterinary hospitals and other private businesses. Dr. Wade currently devotes substantially all of his business time to the activities of the Company.

     BOB CLEMONS has served as Executive Vice President, Secretary and a director of the Company since its organization in February 1989. Between 1982 and 1989, Mr. Clemons owned and was the principal in Hitch-n-Tow, Mandeville, Louisiana, which was engaged in trailer sales and services, U-Haul rentals and custom hitches. Prior thereto between 1970 and 1982, Mr. Clemons was involved in various executive capacities and ultimately as President of U-Haul Co. of Southern LA, New Orleans, Louisiana, which was also engaged in various trailer sales, services and U-Haul rentals. At the present time, Mr. Clemons devotes all of his business time to the activities of the Company.

     WALTER REID GREEN, JR. was elected Treasurer and Chief Financial Officer of the Company on January 29, 1993 as part of the planned expansion of staff following the Company's initial public offering in December 1992. Mr. Green received a Bachelor of Science degree in Accounting from Southeastern Louisiana University in December 1983 and successfully completed the uniform Certified Public Accountants examination in July 1986. Mr. Green had approximately nine years of previous experience in the field of accounting and taxation before joining the Company in 1993. His experience includes approximately two years in public accounting, four years as an income tax auditor for the Louisiana Department of Revenue and Taxation, and three years as a tax accountant for The Louisiana Land and Exploration Company. Mr. Green and Mr. Wade are first cousins. Mr. Green currently devotes all of his business time to the activities of the Company.

     MICHAEL D. ENGLISH serves as the company's Chief Operating Officer. Mr. English graduated from Florida State University in 1970 with a Bachelor's degree in Engineering Science, and received his Master's degree in Business Administration from the University of North Carolina, Greensboro in 1975. From 1970 through 1981, Mr. English served as planning engineer and network manager for Western Electric, Southern Bell, and AT&T. In 1981 he became District Manager of Sales and Marketing for Southern Bell, and then served as Director of Strategic Planning for BellSouth Corporation from 1983 through 1985 following the AT&T divestiture. From 1985 through 1992, Mr. English was Vice President and ultimately President and Chairman of FiberLAN, Inc. (originally a subsidiary of BellSouth and Siecor). From 1992 through 1999, he served in various executive capacities in the development of six different CLEC's (Competitive Local Exchange Carrier) including FiberCom, Virginia MetroTel, Metro Access Networks, MGC Communications, Network Telephone, and KIH Online. Since January 2000, Mr. English was associated with the Company in a consulting capacity with emphasis on the development of the proprietary systems portion of the Company's business. On August 28, 2000, Mr. English was named Chief Operating Officer and began working full time for the Company.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors had four (4) meetings during the last full fiscal year. All of the Directors attended each of the meetings.

     Walter Ostteen resigned since the last annual meeting. Danny Majors has declined to stand for re-election.

COMMITTEES OF THE BOARD OF DIRECTORS

We have no committees.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     Total cash compensation paid to all executive officers as a group for services provided to the Company in all capacities during the fiscal year ended December 31, 2000 aggregated to $284,805. Set forth below is summary compensation table in the tabular format specified in the applicable rules of the Securities and Exchange Commission. As indicated, no officer of the Company or any of its subsidiaries received total salary and bonus which exceeded $100,000 during the periods reflected.

                                                          Other        Restricted
Name and                                                 Annual           Stock         Options/       LTIP        All Other
Principal Position Year      Salary        Bonus      Compensation        Awards        Sars (#)      Payouts    Compensation
------------------ ----      ------        -----      ------------        ------        --------      -------    ------------
John R. Wade                  2000        $72,942           --              --             --           --            --
 Chairman of Board            1999        $53,250           --              --             --         115,000         --
  and CEO                     1998           --             --              --             --           --            --


AGGREGATE OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUATION TABLE.

     The following table sets forth information with respect to the exercise of options to purchase shares of Common Stock during the fiscal year ended December 31, 2000, to each person named in the Summary Compensation Table and the unexercised options held as of the end of the 2000 fiscal year.

                                      Value Realized                                        Value of Unexercised
                                       Market Price                                       in the   Money Options At
                        Shares          at Exercise          Number of Unexercised          FY-End (Based on FY-End
                       Acquired         Less Price            OPTIONS AT FY-END            PRICE OF $1.87 END/SHARE
Name                  on Exercise       Exercisable      Exercisable    Unexercisable     Exercisable   Unexercisable
----                  -----------       -----------      -----------    -------------     -----------   -------------
John R. Wade                --             $ --           417,000                         $        --   $       --
  Chairman of Board
  and CEO


INCENTIVE STOCK OPTION PLANS

     On February 7, 1992, the Company adopted the 1992 Incentive Stock Option Plan (the "Plan") under which 200,000 shares of Common Stock have been reserved for issuance to employees of the Company upon exercise of options designated as "Incentive Stock Options" within the meaning of Section 422A of the Internal Revenue Code of 1986. The primary purpose of the Plan is to attract and retain capable executives and employees by offering certain officers and employees a greater personal interest in the Company's business by encouraging stock ownership. Unless and until an executive committee of the Company's Board of Directors is appointed, the Plan will be administered by the Company's Board of Directors which will determine, among other things, the persons to be granted options, the number of shares subject to each option and the option price. The exercise price of any stock option granted under the Plan to an eligible employee must be equal to the fair market value of the shares on the date of grant, and with respect to persons owning more than 10% of the outstanding Common Stock, the exercise price may not be less than 110% of the fair market value of the shares underlying such option on the date of grant. The Board will determine the term of each option and the manner in which it may be exercised provided that no option may be exercisable more than ten years after the date of grant except for optionees who own more than 10% of the Company's Common Stock, in which case the option may not be for more than five years. Further, a director of the Company will not be eligible to receive benefits unless such director is also an employee of the Company. From the date of grant until three months prior to the exercise, the optionee must be an employee of the Company in order to exercise any options. Options are not transferable except upon the death of the optionee. The Board of Directors has the power to impose additional limitations, conditions and restrictions in connection with the grant of any option.

     Additionally, the Company has periodically issued non-qualified stock options to key employees under terms similar to the 1992 Plan. As of July 16, 2001, a total of 1,965,000 shares of stock options had been issued under all plans.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS AND DIRECTORS

     Dr. John Wade and Mr. Bob Clemons were parties to employment agreements with the Company which expired on December 31, 1994 and which provided for annual salaries of $50,000. In consideration of the Company's financial position, Dr. Wade, Mr. Clemons, and Mr. Green have continued to work full-time for the Company, without any employment agreements, at substantially reduced levels of compensation. For the year ended December 31, 2000, no cash bonuses were issued to any officers.

     During 2000, the Company obtained the full time employment of Mr. Danny Majors, currently Vice President of Construction Marketing and a Director, and executed a three year employment agreement which calls for base salary (less than $100,000 per year), provides for the development of a sales commission plan, and facilitates participation in certain other Company plans as they become available and to the extent they relate to the employment of Mr. Majors.

COMPENSATION OF DIRECTORS

     It is not anticipated that any Directors will receive an annual fee or other compensation for serving as Directors for the immediately foreseeable future. Directors, however, will be reimbursed for reasonable expenses incurred in connection with their attendance at meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases certain property in Folsom, Louisiana, on a month to month basis, from a major stockholder, on which a portion of the Company's operations is located. Total rent paid on this lease for December 31, 2000 and 1999 was $8,400 annually.

     Advances to or from stockholders and affiliates are non-interest bearing with no specified maturity date. Advances to stockholders totaled $23,822 and $38,075 at December 31, 2000 and 1999, respectively. Amounts due to affiliates totaled $209,886 and $0 at December 31, 2000 and 1999, respectively.

     During 2000, in conjunction with the employment of Mr. Majors, the Company purchased from Mr. Majors for Common Stock, a marketing database with all associated equipment. This marketing database, valued at approximately $183,500, is included on the Company's balance sheet as amortizable assets and is amortized on the straight line method over 36 months.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION TO THE COMPANY'S BOARD OF DIRECTORS OF EACH OF THE FOUR NOMINEES.

                                II. PROPOSAL TWO

                      APPOINTMENT OF THE COMPANY'S AUDITORS

     The appointment of LaPorte, Sehrt, Romig and Hand, P.C., as our independent auditors for the fiscal year ending December 31, 2001 will be submitted for ratification by the stockholders. LaPorte, Sehrt, Romig and Hand, P.C. has been our independent auditors since 1997. Representatives of LaPorte, Sehrt, Romig and Hand, P.C. have been invited and are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     Although our Board of Directors is submitting the appointment of LaPorte, Sehrt, Romig and Hand, P.C. for stockholder approval, it reserves the right to change the selection of LaPorte, Sehrt, Romig and Hand, P.C. as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder approval.

     AUDIT FEES. The Company was billed $29,000 in aggregate fees for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-QSB for the most recent fiscal year.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. For the most recent fiscal year the Company was billed $ -0- in aggregate fees for certain services rendered by the Company's principal accountants relating to the design and implementation of certain financial information.

     ALL OTHER FEES. The Company was billed $3,500 in aggregate fees for services rendered in the most recent fiscal year by the Company's principal accountant, other than the services covered under the section "Audit Fees" and "Financial Information Systems Design and Implementation Fees" disclosed above.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF LAPORTE, SEHRT, ROMIG AND HAND, P.C. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                               III. PROPOSAL THREE

                   APPROVAL OF AMENDMENT TO THE CERTIFICATE OF
                      INCORPORATION TO INCREASE AUTHORIZED
                                  COMMON STOCK


         On July 5, 2001, the Board of Directors approved a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares, and further decreed that the proposal be submitted to the stockholders with the recommendation that the amendment be approved If Proposal 3 is approved by the Company's stockholders, the newly authorized shares of common stock will have voting and other rights identical to the currently authorized shares of common stock. The text of the proposed amendment is set forth in Appendix A attached to this Proxy Statement.

         Of the 10,000,000 currently authorized shares of Common Stock, 6,381,546 shares were issued and outstanding as of July 16, 2001, and an additional 1,965,000 shares of Common Stock had been reserved for issuance in connection with options granted by the Company through the Plan and otherwise.

         If this Proposal is approved by the stockholders, it is possible the Company may use a certain amount of the additional shares of authorized Common Stock in a proposed transaction with DUCT Utility Construction & Technologies, Inc. ("DUCT"). The Company entered into a non-binding Letter of Intent ("LOI") with DUCT on August 21, 2001, that provides the framework for future discussions between the parties. The LOI contemplates a transaction involving, in part, (i) the assignment by DUCT to the Company in excess of $100,000,000 in telecommunications service contracts, scheduled to be completed ratably over the 12-18 months following the closing of the transaction, (ii) the receipt by the Company of certain financial instruments estimated at $10,000,000 to assist the Company's network division, (iii) the receipt by the Company of commitments for a $5,000,000 line of credit to facilitate project working capital and to expand the Company's general and administrative capacity, and (iv) the issuance up to 10,200,000 shares of the Company's Common Stock to DUCT (the final number to be determined after the Company's completion of its due diligence of the contracts and financial instruments to be received). Since these negotiations are in preliminary stages, management, at this time, is not able to conclude that the proposed transaction with DUCT is reasonably likely to be consummated. If Proposal 3 is approved by the shareholders, the Company's Board of Directors could subsequently consummate the transaction with DUCT and issue shares of the Company's Common Stock as consideration therefor, without further action or approval by the Company's stockholders.

         In addition to the foregoing, the additional shares of authorized Common Stock made available through shareholder approval of Proposal 3 may be utilized by the Company, from time to time, as the need may arise, in connection with future opportunities for expanding the Company's business through investments or acquisitions, equity financing, management incentive and employee benefit plans, and for other purposes.

         Authorized but unissued shares of the Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         We are not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                  OTHER MATTERS

         Our management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefor, may solicit proxies in person or by telephone or electronic mail. No additional written materials besides the Proxy Statement have been authorized or will be employed in connection with the solicitation of proxies.

                 STOCKHOLDERS' PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

         Stockholder proposals intended to be presented at our 2002 Annual Meeting of Stockholders must be received not later than April 22, 2002, for inclusion in the Proxy Statement and Proxy relating to the 2002 Annual Meeting of Stockholders. Any such proposal will be subject to our Bylaws and 17 C.F.R ss.240.142-8 of the Rules and Regulations under the Securities Act of 1933, as amended.

         AVAILABILITY OF FORM 10-KSB ANNUAL REPORT AND OTHER INFORMATION

         A copy of our Annual Report on Form 10-KSB for the year ended December 31, 2000, and Financial Information from our Quarterly Report for the Period Ended March 31, 2001, has been previously mailed with a prior version of our Proxy Statement. Included with this amended Proxy Statement is our Quarterly Report for the Period Ended June 30, 2001, and a press release dated August 27, 2001.


                          BY ORDER OF THE BOARD OF DIRECTORS


                          /s/ Bob Clemons
                          ----------------------
                          Bob Clemons, Secretary


                          Folsom, Louisiana
                          August 27, 2001



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

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                             PRIMELINK SYSTEMS, INC.

          PROXY -- ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 14, 2001


         The undersigned, revoking all previous proxies, hereby appoint(s) John
R. Wade as Proxy, with full power of substitution, to represent and to vote all Common Stock of Primelink Systems, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Holiday Inn, 501 N. Highway 190, Covington, Louisiana 70433, on September 14, 2001, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

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PROPOSAL #1      ELECTION OF DIRECTORS

         Vote "For" any or all of the following 4 Nominees.

         Nominees:   John R. Wade       [   ]  FOR        [   ]  AGAINST
                     Bob Clemons        [   ]  FOR        [   ]  AGAINST
                     Reid Green         [   ]  FOR        [   ]  AGAINST
                     Michael D. English [   ]  FOR        [   ]  AGAINST

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

         [   ]    WITHHOLDING AUTHORITY to vote for all nominees listed above

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL FOUR OF THE NOMINEES.

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PROPOSAL #2       RATIFY INDEPENDENT AUDITORS

         Proposal to ratify the appointment of LaPorte, Sehrt, Romig and Hand, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2001.

                  [ ]  FOR          [ ]  AGAINST       [ ]  ABSTAIN

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL #2.


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PROPOSAL #3       INCREASE AUTHORIZED SHARES OF COMMON STOCK

         Proposal to approve the amendment to the Company's Certificate of Incorporation to increase the Company's authorized shares of Common Stock from 10,000,000 to 20,000,000.

                  [ ]  FOR          [ ]  AGAINST       [ ]  ABSTAIN

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL #3.
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THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC
DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL VOTED "FOR" ALL FOUR OF THE NOMINEES LISTED IN PROPOSAL 1, WILL BE VOTED "FOR" PROPOSAL 2, AND WILL BE VOTED "FOR" PROPOSAL 3.

AND IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTER, OR MATTERS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

         The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or other entity, please sign in the corporate name by President or other authorized officer or person. If a partnership, please sign in partnership name by authorized person.

Dated:  ________________, 2001

                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Signature If Held Jointly


                                    --------------------------------------------
                                    (Please Print Name)


                                    --------------------------------------------
                                    Number of Shares Subject to Proxy





PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.